Exhibit 1.1

WESTERN GAS EQUITY PARTNERS, LP

12,500,000 Common Units
Representing Limited Partner Interests

UNDERWRITING AGREEMENT

June 13, 2016

Goldman, Sachs & Co.
Morgan Stanley & Co. LLC

as Representatives of the several Underwriters,

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282

Ladies and Gentlemen:
Western Gas Resources, Inc., a Delaware corporation (the “Selling Unitholder”), proposes to sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom Goldman, Sachs & Co. and Morgan Stanley & Co. LLC are acting as representatives (in such capacity, the “Representatives”), an aggregate of 12,500,000 common units (the “Firm Units”) representing limited partner interests (the “Common Units”) in Western Gas Equity Partners, LP, a Delaware limited partnership (the “Partnership”). In addition, the Selling Unitholder proposes to grant to the Underwriters the option to purchase up to an additional 1,875,000 Common Units (the “Additional Units”) on the terms set forth in Section 1. The Firm Units and the Additional Units are hereinafter collectively referred to as the “Units.” The Units are described in the Prospectus, which is referred to below. To the extent there are no Underwriters listed on Schedule A other than Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, the term “Representatives” as used herein shall mean Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as Underwriters.
This agreement (the “Agreement”) is to confirm the agreement among the Selling Unitholder, the Partnership and Western Gas Equity Holdings, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and, together with the Partnership, the “Western Gas Parties”), on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Units from the Selling Unitholder by the Underwriters. Western Gas Holdings, LLC, a Delaware limited liability company (“WES GP”), Western Gas Partners, LP, a Delaware limited partnership (“WES”), and WES’s direct and indirect subsidiaries listed on Schedule C hereto (the “Operating Subsidiaries”) are collectively referred to herein as the “WES Entities.” The Western Gas Parties and the WES Entities are collectively referred to as the “Partnership Entities.”

The Western Gas Parties, the Selling Unitholder and the Underwriters agree as follows:
1.    Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Selling Unitholder agrees to sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Unitholder, the number of Firm Units set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $38.09 per Firm Unit.
In addition, upon the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Selling Unitholder hereby grants to the several Underwriters the option (the “Option”) to purchase, severally and not jointly, from the Selling Unitholder, ratably in accordance with the number of Firm Units to be purchased by each of them, subject to such adjustments as the Representatives may determine are necessary to eliminate fractional Units and subject to adjustment in accordance with Section 10 hereof, all or a portion of the Additional Units at the same purchase price per Unit to be paid by the Underwriters to the Selling Unitholder for the Firm Units. The Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Selling Unitholder. Such notice shall set forth the aggregate number of Additional Units as to which the Option is being exercised and the date and time when the Additional Units are to be delivered (any such date and time being referred to herein as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the time of purchase (as defined in Section 2 hereof) nor, if the additional time of purchase is after the time of purchase, earlier than the second business day after the date on which the Option shall have been exercised nor later than the tenth business day after the date on which the Option shall have been exercised.
2.    Payment and Delivery. Payment of the purchase price for the Firm Units shall be made to the Selling Unitholder by Federal Funds wire transfer against electronic delivery of the Firm Units in book-entry form to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:00 A.M., Houston, Texas time, on June 17, 2016 (the “Closing Date”) (unless another time shall be agreed to by the Representatives and the Partnership or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are to be made is sometimes referred to herein as the “time of purchase.” Delivery of the Firm Units shall be made in book-entry form through the DWAC Program of the facilities of DTC unless the Underwriters shall otherwise instruct. Time shall be of the essence, and delivery substantially at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters.
Payment of the purchase price for the Additional Units shall be made at the additional time of purchase in the same manner as the payment indicated for the Firm Units above. If settlement for the Additional Units occurs after the Closing Date, the Selling Unitholder will deliver to the Underwriters on the settlement date for the Additional Units, and the obligation of the Underwriters to purchase the Additional Units shall be conditioned upon receipt of supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 8 hereof.
Delivery of the documents described in Section 8 hereof with respect to the purchase of the Firm Units and any purchase of Additional Units shall be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin St., Suite 2500, Houston, Texas 77002, at 9:00 A.M., Houston, Texas time, on the Closing Date and the date of the closing of any purchase of Additional Units.
3.    Representations and Warranties of the Western Gas Parties. Each of the Western Gas Parties, jointly and severally, represents, warrants to and agrees with each of the Underwriters that:
(a)    A registration statement on Form S-3 (File No. 333-193163) relating to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the Representatives. As used in this Agreement:
(i)    “Applicable Time” means 6:45 P.M. (New York City time) on the date of this Agreement;
(ii)    “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
(iii)    “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;
(iv)    “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Units;
(v)    “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included on Schedule B-2 hereto and each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;
(vi)    “Prospectus” means the final prospectus relating to the Units, including any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)    “Registration Statement” means, collectively, the various parts of the registration statement referred to in this Section 3(a), each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.
(b)    Partnership Not an Ineligible Issuer. For purposes of firm commitment underwritten offerings contemplated under the Registration Statement, the Partnership was not at the time of the initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be at the time of purchase and each additional time of purchase, if any, an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Partnership has been since the time of the initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.
(c)    Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and at the time of purchase and each additional time of purchase, if any, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and at the time of purchase and each additional time of purchase, if any, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the

Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
(d)    Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12 (such information, the “Underwriter Information”).
(e)    Prospectus. The Prospectus will not, as of its date and at the time of purchase and each additional time of purchase, if any, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with the Underwriter Information.
(f)    Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g)    Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with the Underwriter Information.
(h)    Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(i)    Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the

Representatives, except as set forth on Schedule B-1 hereto (each a “Permitted Free Writing Prospectus”). The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Partnership has not retained any Issuer Free Writing Prospectus for the three-year period required thereby). Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.
(j)    Formation of the Partnership Entities. Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware, the State of Texas, the State of Wyoming or the State of Colorado, as the case may be, with full limited partnership or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (i) in the case of the Western Gas Parties, to execute and deliver this Agreement and consummate the transactions contemplated hereby, and (ii) in the case of the General Partner, to act as the general partner of the Partnership.
(k)    Foreign Qualification and Registration. Each of the Partnership Entities is duly qualified to do business as a foreign limited partnership or limited liability company, as the case may be, and is in good standing in each jurisdiction where the ownership or lease of its properties or the conduct of its business requires such qualification (as set forth in Schedule C hereto), except for any failures to be so qualified and in good standing that would not, individually or in the aggregate, (i) have a material adverse effect on the business, assets, condition (financial or otherwise), results of operations or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.
(l)    Ownership of the General Partner. The Selling Unitholder is the sole member of the General Partner, with a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “General Partner LLC Agreement”), and is fully paid (to the extent required by the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the Selling Unitholder owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”).
(m)    Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership, with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Partnership Agreement”), and the General Partner owns such general partner interest free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as otherwise described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
(n)    Ownership of WES GP by the Partnership. The Partnership is the sole member of WES GP, with a 100% membership interest in WES GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of WES GP, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “WES GP LLC Agreement”), and is fully paid (to the extent required by the WES GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens.
(o)    Ownership of the General Partner Interest in WES. WES GP is the sole general partner of WES, with a 1.5% general partner interest in WES consisting of 2,583,068 WES general partner units at the time of purchase; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of WES, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “WES Partnership Agreement”), and WES GP owns such general partner interest free and clear of all Liens, except for restrictions on transferability contained in the WES Partnership Agreement or as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(p)    Ownership of the Incentive Distribution Rights in WES. WES GP owns all of the incentive distribution rights in WES (the “Incentive Distribution Rights”); such Incentive Distribution Rights have been duly authorized and validly issued in accordance with the WES Partnership Agreement, and are fully paid (to the extent required by the WES Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act), and WES GP owns the Incentive Distribution Rights free and clear of all Liens, except for restrictions on transferability as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(q)    Ownership of WES. At the time of purchase, the Partnership will own 50,132,046 common units representing limited partner interests in WES (the “WES Common Units”); such WES Common Units have been duly authorized and validly issued in accordance with the WES Partnership Agreement, and are fully paid (to the extent required by the WES Partnership Agreement) and nonassessable (except as nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns and will own such limited partner interest free and clear of all Liens, except for restrictions on transferability contained in the WES Partnership

Agreement or as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(r)    Capitalization. As of the date hereof, there are 218,922,303 Common Units outstanding; and the Selling Unitholder owns directly or indirectly 191,087,365 Common Units (the “Sponsor Units”). All such Sponsor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required by the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by (i) matters described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Risk Factors—Risks Inherent in our Business—You may not have limited liability if a court finds that unitholder action constitutes control of our business” and (ii) Sections 17-303, 17-607 and 17-804 of the Delaware LP Act; and all of the Sponsor Units are owned free and clear of all Liens, except with respect to restrictions on transferability contained in the Partnership Agreement or as otherwise described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
(s)    Ownership of Wholly Owned Operating Subsidiaries. WES directly or indirectly owns all of the issued and outstanding partnership interests or membership interests, as applicable, in the Operating Subsidiaries other than Chipeta Processing LLC, a Delaware limited liability company (“Chipeta”), in each case free and clear of all Liens. The issued or outstanding partnership interests and membership interests, as applicable, of each Operating Subsidiary other than Chipeta have been duly authorized and validly issued in accordance with its partnership agreement or limited liability company agreement, as applicable, each as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (collectively, the “Constituent Agreements”), and are fully paid (to the extent required by the Constituent Agreements) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware LLC Act, Article 101.206 of the Texas Business Organizations Code, Sections 17-29-405 and 17-29-406 of the Wyoming Limited Liability Company Act and Section 7-80-606 of the Colorado Limited Liability Company Act, as applicable).
(t)    Ownership of Chipeta. WGR Operating, LP, a Delaware limited partnership (the “Operating Partnership”), owns a 75.0% membership interest in Chipeta; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Chipeta, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Chipeta LLC Agreement”), and is fully paid (to the extent required by the Chipeta LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interest free and clear of all Liens.

(u)    Ownership of Fort Union. Western Gas Wyoming, L.L.C., a Wyoming limited liability company (“WGW”), owns a 14.81% membership interest in Fort Union Gas Gathering, L.L.C., a Delaware limited liability company (“Fort Union”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Fort Union, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Fort Union LLC Agreement”), and is fully paid (to the extent required by the Fort Union LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and WGW owns such membership interest free and clear of all Liens.
(v)    Ownership of White Cliffs. Anadarko Wattenberg Company, LLC, a Delaware limited liability company (“AWC”), owns a 10.0% membership interest in White Cliffs Pipeline, L.L.C., a Delaware limited liability company (“White Cliffs”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of White Cliffs, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “White Cliffs LLC Agreement”), and is fully paid (to the extent required by the White Cliffs LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and AWC owns such membership interest free and clear of all Liens.
(w)    Ownership of Rendezvous. Mountain Gas Resources LLC, a Delaware limited liability company (“Mountain Gas”), owns a 22.0% membership interest in Rendezvous Gas Services, L.L.C., a Wyoming limited liability company (“Rendezvous”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Rendezvous, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Rendezvous LLC Agreement”), and is fully paid (to the extent required by the Rendezvous LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-29-405 and 17-29-406 of the Wyoming Limited Liability Company Act); and Mountain Gas owns such membership interest free and clear of all Liens.
(x)    Ownership of Enterprise. The Operating Partnership owns a 25.0% membership interest in Enterprise EF78 LLC, a Delaware limited liability company (“Enterprise”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Enterprise, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Enterprise LLC Agreement”), and is fully paid (to the extent required by the Enterprise LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interest free and clear of all Liens.
(y)    Ownership of Front Range. The Operating Partnership owns a 33.33% membership interest in Front Range Pipeline LLC, a Delaware limited liability company

(“Front Range”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Front Range, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Front Range LLC Agreement”), and is fully paid (to the extent required by the Front Range LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interest free and clear of all Liens.
(z)    Ownership of Express Gathering. The Operating Partnership owns a 20.0% membership interest in Texas Express Gathering LLC, a Delaware limited liability company (“Express Gathering”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Express Gathering, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Express Gathering LLC Agreement”), and is fully paid (to the extent required by the Express Gathering LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interest free and clear of all Liens.
(aa)    Ownership of Express Pipeline. The Operating Partnership owns a 20.0% membership interest in Texas Express Pipeline LLC, a Delaware limited liability company (“Express Pipeline”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Express Pipeline, as in effect as of the date hereof and at the time of purchase and each additional time of purchase, if any (the “Express Pipeline LLC Agreement”), and is fully paid (to the extent required by the Express Pipeline LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interest free and clear of all Liens.
(bb)    No Other Subsidiaries. The Partnership has no direct or indirect “subsidiaries” (as defined under the Securities Act) other than the WES Entities. Other than its ownership interest in the WES Entities, the Partnership does not own, and at the time of purchase and each additional time of purchase will not own, directly or indirectly, any shares of stock, any other equity interests or any long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than its interests in Fort Union, White Cliffs, Rendezvous, Enterprise, Front Range, Express Gathering and Express Pipeline and the note issued by Anadarko Petroleum Corporation as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All equity interests in the WES Entities have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. No options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert any obligation into equity interests in any of the WES Entities are outstanding, other than (i) pursuant to awards granted under the WES 2008 Long-Term Incentive Plan or (ii) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(cc)    Conformity of Securities to Description. The Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(dd)    Authority and Authorization. Each of the Western Gas Parties has all requisite power and authority under the Partnership Agreement and the Delaware LP Act or the General Partner LLC Agreement and the Delaware LLC Act, as applicable, to execute and deliver this Agreement and perform its respective obligations hereunder. At the time of purchase and each additional time of purchase, all limited partnership and limited liability company action, as the case may be, required to be taken by the Partnership Entities or any of their partners or members for the consummation of the transactions contemplated hereby shall have been validly taken.
(ee)    Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Western Gas Parties.
(ff)    No Defaults. No Partnership Entity is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its formation, governing or other organizational documents, (ii) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the New York Stock Exchange (the “NYSE”)), or (v) any decree, judgment or order applicable to it or any of its properties, except in the case of clauses (ii) through (v) for any such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, including the proposed offering of the Units (the “Offering”).
(gg)    No Conflicts. The execution, delivery and performance of this Agreement by the Western Gas Parties and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of, constitute a default under (or constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a Lien on any property or assets of any Partnership Entity pursuant to (i) the formation, governing or other organizational documents of any of the Partnership Entities, (ii) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (v) any decree, judgment or order applicable to any of the Partnership Entities or any of their respective properties, except in the cases of clauses (ii) through (v) for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, including the Offering.
(hh)    No Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the security holders of the Partnership Entities (each, a “Consent”), is required in connection with the execution, delivery and performance of this Agreement by the Western Gas Parties or the consummation by the Partnership Entities of the transactions contemplated hereby, other than (i) Consents required under the Securities Act, the Exchange Act and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters, (ii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”), (iii) Consents that have been, or prior to the Closing Date will be, obtained and (iv) Consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.
(ii)    No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (ii) outstanding options or warrants to purchase any securities of the Partnership, in each case pursuant to any agreement or other instrument to which the Partnership is a party or by which the Partnership may be bound. Except for such rights that have been waived or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership.
(jj)    Permits. Each of the Partnership Entities has all necessary licenses, authorizations, consents and approvals (each, a “Permit”) and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary Permits from other persons, in order to conduct its business, except for such Permits the absence or omission of which would not, individually or in the aggregate, result in a Material Adverse Effect; and no Partnership Entity is in violation of or default under, or has received notice of any proceedings relating to the revocation or modification of, any such Permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to such Partnership Entity, except for any such violations, defaults, revocations or modifications that would not, individually or in the aggregate, have a Material Adverse Effect.
(kk)    Disclosure of Certain Items. All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, properties, leases or documents of a character required to be described in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required; and the statements included in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Liquidity and Capital Resources,” “Business and Properties—Regulation of Operations,” “Business and Properties—Environmental Matters,” “Business and Properties—Title to Properties and Rights-of-Way,” “Directors, Executive Officers and Corporate Governance—Management of Western Gas Equity Partners, LP,” “Certain Relationships and Related Transactions, and Director Independence,” “Description of the Common Units,” “The Partnership Agreement of Western Gas Equity Partners, LP,” “Material U.S. Federal Income Tax Considerations” and “Underwriting,” insofar as they purport to summarize legal or governmental matters or proceedings or the terms of statutes, rules, regulations, agreements or documents, are fair and accurate summaries of such legal or governmental matters or proceedings, statutes, rules, regulations, agreements or documents.
(ll)    Litigation. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Western Gas Parties’ knowledge, threatened or contemplated to which the Partnership Entities or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except for any such actions, suits, claims, investigations or proceedings that would not, individually or in the aggregate, if resolved adversely to any Partnership Entity, have a Material Adverse Effect or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, including the Offering.
(mm)    Independent Registered Public Accounting Firm. KPMG LLP, which has audited the financial statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Partnership and the General Partner within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(nn)    Financial Statements. The historical financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the General Partner and the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the General Partner, the Partnership and its subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Partnership Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
(oo)    No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, there has not been (i) any material adverse change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of the Partnership Entities (taken as a whole), (ii) any transaction that is material to the Partnership Entities (taken as a whole), (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by any Partnership Entity that is material to the Partnership Entities (taken as a whole), (iv) any material change in the capitalization, ownership or outstanding indebtedness of any Partnership Entity or (v) any dividend or distribution of any kind declared, paid or made on the security interests of any Partnership Entity.
(pp)    Investment Company. None of the Partnership Entities is, and at no time during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Units will any of them be, nor, after giving effect to the Offering and sale of the Units and the application of the proceeds therefrom, will any of them be, an “investment company” or an entity “controlled” by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(qq)    Title to Properties. The Partnership Entities have good and marketable title to all real property and good title to all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by any of them, free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Partnership Entities and (ii) Liens described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
(rr)    Rights-of-Way. Each Partnership Entity has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to enable it to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except for (i) qualifications, reservations and encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect and (ii) such rights-of-way the absence or omission of which would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus or as would not interfere with the operations of the Partnership Entities as conducted on the date hereof to such a material extent that the Representatives could reasonably conclude that proceeding with the Offering would be inadvisable, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.
(ss)    Labor and Employment Matters. No Partnership Entity is engaged in any unfair labor practice, and no labor disputes with the employees of or seconded to any Partnership Entity exist or, to the knowledge of the Western Gas Parties, are imminent or threatened that would, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Western Gas Parties: (i) there is (A) no unfair labor practice complaint pending or threatened against any Partnership Entity before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or threatened against any Partnership Entity and (C) no union representation dispute currently existing concerning the employees of or seconded to any Partnership Entity, (ii) no union organizing activities are currently taking place concerning the employees of or seconded to any Partnership Entity and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules and regulations promulgated thereunder concerning the employees of or seconded to any Partnership Entity.
(tt)    Environmental Compliance. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, (i) each Partnership Entity and each of the properties, assets and operations of the Partnership Entities is in compliance with any and all applicable federal, state or local laws, statutes, ordinances, rules, regulations, orders, decrees, judgments, injunctions, permits, licenses, authorizations or other binding requirements, or common laws, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials (as defined below) (“Environmental Laws”), (ii) each Partnership Entity has timely applied for or received and, to the extent received, is in compliance with all permits, licenses, authorizations or other approvals required under Environmental Laws to conduct its business as it is currently being conducted, (iii) no Partnership Entity has received written notice of any, and to the knowledge of the Western Gas Parties, there are no events, conditions or activities that could reasonably be expected to form the basis for any, actual or potential liability under Environmental Laws for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (iv) no Partnership Entity is subject to any pending or, to the knowledge of the Western Gas Parties, threatened actions, suits, demands, orders or proceedings against any Partnership Entity relating to any Environmental Laws (collectively, “Proceedings”), except for any (A) failures to comply with Environmental Laws or to timely apply for or receive, or to comply with, permits, licenses, authorizations or other approvals required under Environmental Laws, (B) actual or potential liabilities under Environmental Laws or (C) Proceedings that would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, no Partnership Entity has entered into any settlement agreement relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below), except for any such agreements that would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, no Partnership Entity is currently named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“CERCLA”). As used herein, “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.
(uu)    ERISA Compliance. None of the following events has occurred or exists with respect to any of the Partnership Entities: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA, and the regulations and published interpretations thereunder with respect to any Plan (as defined below), determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees of or seconded to the Partnership Entities that would have a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees of or seconded to the Partnership Entities by any such Partnership Entity that would have a

Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur with respect to any of the Partnership Entities: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year compared to the amount of such contributions made by the Partnership Entities in the most recently completed fiscal year; (ii) a material increase in the Partnership Entities’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that would have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees of, former employees of, or employees seconded to the Partnership Entities related to its or their employment that would have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any Partnership Entity may have any liability.
(vv)    Tax Returns. All tax returns required to be filed by the Partnership Entities have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those (i) that are being contested in good faith and for which adequate reserves have been provided or (ii) that, if not paid, would not, individually or in the aggregate, have a Material Adverse Effect.
(ww)    Insurance. The Partnership Entities maintain insurance covering the properties, operations, personnel and businesses of the Partnership Entities as such Partnership Entities reasonably deem adequate; such insurance insures against losses and risks to an extent which is adequate, in accordance with customary industry practice, to protect the Partnership Entities and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase; and the Partnership Entities have no reason to believe that they will not be able to renew such insurance as and when such insurance expires.
(xx)    Third-Party Defaults. To the knowledge of the Western Gas Parties, no third party to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to or by which any of the Partnership Entities is a party or bound or to which their respective properties are subject is in breach, default or violation under any such agreement (and no event has occurred that, with notice or lapse of time or both, would constitute such an event), which breach, default or violation would have a Material Adverse Effect.
(yy)    Internal Controls. The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(zz)    Disclosure Controls. The Partnership has established and will maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership is made known to the General Partner’s Chief Executive Officer and its Chief Financial Officer, and, except as described in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, such disclosure controls and procedures are effective to perform the functions for which they were established; the Partnership’s independent auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of (i) all significant deficiencies, if any, in the design or operation of internal control over financial reporting which could adversely affect the Partnership’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Partnership’s internal control over financial reporting; all material weaknesses, if any, in the Partnership’s internal control over financial reporting have been identified to the Partnership’s independent auditors; and since the date of the most recent evaluation of such disclosure controls and procedures and internal control over financial reporting, except as described in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, there have been no significant changes in the Partnership’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
(aaa)    Sarbanes-Oxley. The Partnership Entities have taken all necessary action to ensure that, upon and at all times after the filing of the Registration Statement, the Partnership Entities and their respective officers and directors, in their capacities as such, were and will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission and the NYSE promulgated thereunder.
(bbb)    Foreign Corrupt Practices Act. No Partnership Entity nor, to the knowledge of the Western Gas Parties, any director, officer, agent, employee or affiliate of the Partnership Entities has made any payment of funds of the Partnership Entities or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention is of a character required to be disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus.
(ccc)    Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Partnership Entities with respect to Money Laundering Laws is pending or, to the knowledge of the Western Gas Parties, threatened.
(ddd)    OFAC. No Partnership Entity nor, to the knowledge of the Western Gas Parties, any director, officer, agent, employee or affiliate of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Entities will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(eee)    No Prohibition on Distributions. No Partnership Entity is currently prohibited, directly or indirectly, from making distributions with respect to its equity securities, from repaying to any other Partnership Entity any loans or advances or from transferring any property or assets to the Partnership or any other Partnership Entity, except pursuant to the Chipeta LLC Agreement or as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
(fff)    Related Party Transactions. No Partnership Entity has, directly or indirectly (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the General Partner or its affiliates, or to or for any family member or affiliate of any director or executive officer of the General Partner or its affiliates or (ii) made any material modification to the term of any personal loan to any director or executive officer of the General Partner or its affiliates, or any family member or affiliate of any director or executive officer of the General Partner or its affiliates.
(ggg)    Stabilization or Manipulation. None of the Partnership Entities or any of their “affiliates” (as such term is defined in Rule 405 of the Rules and Regulations) has taken, directly or indirectly, any action which has constituted, or that was designed or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
(hhh)    FINRA Affiliations. To the knowledge of the Western Gas Parties, there are no affiliations or associations between (i) any member of FINRA and (ii) the Partnership, the General Partner or any of the General Partner’s officers or directors or any 5% or greater securityholder of the Partnership, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(iii)    No Distribution of Other Offering Materials. None of the Partnership Entities has distributed, nor will they distribute, prior to the later to occur of (i) the time of purchase and each additional time of purchase, and (ii) the completion of the distribution of the Units, any “prospectus” (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, the Pricing Disclosure Package and the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 promulgated thereunder.
(jjj)    XBRL. The interactive data in eXtensible Business Reporting Language included in or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
In addition, any certificate signed by an officer of any of the Partnership Entities and delivered to the Underwriters or counsel for the Underwriters in connection with the offering or sale of the Units shall be deemed to be a representation and warranty by such Partnership Entity, as to matters covered thereby, to each Underwriter.
4.    Representations and Warranties of the Selling Unitholder. The Selling Unitholder represents and warrants to each of the Underwriters that:
(a)    Formation of the Selling Unitholder. The Selling Unitholder has been duly formed and is validly existing as a corporation and is in good standing under the laws of the State of Delaware.
(b)    Authority and Authorization. The Selling Unitholder has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder. At the time of purchase and each additional time of purchase, all corporate action required to be taken by the Selling Unitholder for sale and delivery of the Units and the consummation of the transactions contemplated hereby shall have been validly taken.
(c)    Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized, executed and delivered by the Selling Unitholder.
(d)    Ownership of Units. The Selling Unitholder is the record and beneficial owner of, and has good and valid title to, the Units to be sold by it hereunder free and clear of all Liens and will remain the record and beneficial owner of such Units until the delivery of such Units to the Underwriters at the time of purchase or any additional time purchase, and has full power and authority to sell its interest in the Units, and, assuming that each Underwriter acquires its interest in the Units it has purchased from the Selling Unitholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)), each Underwriter that has purchased such Units delivered on the Closing Date to DTC by making payment therefor as provided herein, and that has had such Units credited to the securities account or accounts of such Underwriter maintained with the DTC will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Units purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Units.
(e)    No Conflicts. The execution, delivery and performance of this Agreement by the Selling Unitholder, the sale of the Units and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of, or constitute a default under (or constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under)(i) the formation, governing or other organizational document of the Selling Unitholder, (ii) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder or its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (v) any decree, judgment or order applicable to the Selling Unitholder or any of its properties, except in the cases of clauses (ii) through (v) for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, including the Offering.
(f)    No Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of security holders of the Selling Unitholders (each a “Selling Unitholder Consent”), is required in connection with the execution, delivery and performance of this Agreement by the Selling Unitholder or the consummation by the Selling Unitholder of the transactions contemplated hereby, other than (i) Selling Unitholder Consents required under the Securities Act, the Exchange Act and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters, (ii) under the rules and regulations of FINRA, (iii) Selling Unitholder Consents that have been, or prior to the Closing Date will be, obtained and (iv) Selling Unitholder Consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.
(g)    Market Stabilization. The Selling Unitholder has not taken, directly or indirectly, any action which has constituted, or that was designed or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership or facilitate the sale or resale of the Units.
(h)    Registration Statement, Pricing Disclosure Package and Prospectus. The Selling Unitholder has reviewed the Registration Statement and the Pricing Disclosure Package and, although the Selling Unitholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Unitholder that would lead it to believe that (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of its date and the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that such representations and warranties set forth in this Section 4(h) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Unitholder furnished in writing by or on behalf of the Selling Unitholder to the Partnership and the Underwriters expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (the “Selling Unitholder Information”). For the avoidance of doubt, each of the Partnership and the Underwriters acknowledges and agrees that for all purposes of this Agreement, the only information furnished to the Partnership and the Underwriters by or on behalf of the Selling Unitholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto are the number of Units owned and the number of Units proposed to be offered by the Selling Unitholder, the address of the Selling Unitholder, any information relating to the organizational structure of the Selling Unitholder and the beneficial ownership of the Units held by the Selling Unitholder under the caption “Selling Unitholder” in the Registration Statement, the Pricing Disclosure Package, the Prospectus, and the information appearing in the Pricing Disclosure Package and the Prospectus under the caption “Selling Unitholder,” and the term “Selling Unitholder Information” shall be limited to such information.
(i)    No Distribution of Other Offering Materials. The Selling Unitholder has not distributed, nor will it distribute, prior to the later to occur of (i) the time of purchase and each additional time of purchase, and (ii) the completion of the distribution of the Units, any “prospectus” (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, the Pricing Disclosure Package and the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 promulgated thereunder.
(j)    No Other Obligations to Sell Units. The Selling Unitholder is not prompted to sell Units by any information concerning the Partnership that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(k)    OFAC. Neither the Selling Unitholder nor, to its knowledge, any director, officer, agent, employee or affiliate is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Selling Unitholder will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(l)    Absence of Rights of First Refusal. The Units to be sold by the Selling Unitholder under this Agreement are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such Units other than pursuant to this Agreement.
In addition, any certificate signed by an officer of the Selling Unitholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering or sale of the Units shall be deemed to be a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter.
5.    Certain Covenants of the Western Gas Parties. The Western Gas Parties, jointly and severally, hereby agree:
(a)    Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after either of them receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal.
(b)    Copies of Registration Statements. To furnish promptly to the Underwriters and to counsel for the Underwriters, upon request, a signed copy or a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
(c)    Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Units.
(d)    Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 4(e) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.
(e)    Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus, any supplement to the Prospectus or any new, replacement registration statement that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any new, replacement registration statement, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership is required by law to make such filing. The Partnership will furnish to the Underwriters such number of copies of such new registration statement, amendment or supplement as the Underwriters may reasonably request and use its commercially reasonable efforts to cause such new registration statement or amendment to be declared effective as soon as practicable. In any such case, the Partnership will promptly notify the Representatives of such filings and effectiveness.
(f)    Reports to Security Holders. As soon as practicable after the time of purchase, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).
(g)    Copies of Reports. For a period of two years following the date hereof, to furnish to the Underwriters copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission.
(h)    Blue Sky Laws. Promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Units; and to arrange for the determination of the eligibility for investment of the Units under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign entity in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.
(i)    Lock-up Period; Lock-up Letters. For a period of 90 days from the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of awards pursuant to the Western Gas Equity Partners, LP 2012 Long-Term Incentive Plan), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units (other than any registration statement on Form S-8 or as otherwise excepted from this lock-up provision) or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives; provided, however, that the foregoing restrictions do not apply to: the sale of the Common Units by the Selling Unitholder to the Underwriters in connection with the public offering contemplated by this Agreement; provided, that the Western Gas Parties shall otherwise remain subject to the restrictions set forth in this Section 5(i) with respect to any Common Units or securities convertible into, or exercisable or exchangeable for, Common Units registered thereunder. Each person listed on Exhibit A-1, including each executive officer of the General Partner, shall furnish to the

Underwriters, prior to or on the date of this Agreement, a letter or letters, substantially in the form of Exhibit A hereto.
(j)    Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an “investment company” as defined in the Investment Company Act.
(k)    Issuer Free Writing Prospectuses. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.
(l)    Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to the time of purchase or any additional time of purchase, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission.
(m)    NYSE Listing. Prior to and on the Closing Date, to ensure the Units have been approved for listing on the NYSE.
(n)    Stabilization. To not directly or indirectly take any action constituting, or designed to or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
(o)    Covenant to Pay Costs. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters, counsel for the Underwriters and dealers (including costs of mailing and shipment), (ii) the registration, sale and delivery of the Units including any stock or transfer taxes and stamp or similar duties payable upon the sale or delivery of the Units to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any agreement among underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Units for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the listing of the Units on any securities exchange or qualification of the Units for listing on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Units by FINRA, but not including the legal fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Units, (viii) the costs and expenses of the Partnership Entities relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Units to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Partnership Entities and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Units for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Registration Statement, including any amendments thereto, and (xi) the performance of the Western Gas Parties’ other obligations hereunder.
6.    Certain Covenants of the Selling Unitholder. The Selling Unitholder agrees with each of the Underwriters:
(a)    Lock-up Period; Lock-up Letters. During the Lock-Up Period, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives; provided, however, that the foregoing restrictions do not apply to: (i) the sale of Common Units by the Selling Unitholder to the Underwriters in connection with the public offering contemplated by this Agreement; (ii) for a bona fide pledge of the Common Units and (iii) for a transfer of Common Units to an affiliate (as defined in Rule 405 promulgated under the Securities Act), provided that the transferee shall hold such transferred Common Units subject to this Section 6(a).
(b)    Press Release. Prior to any time of purchase, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Partnership or any of its subsidiaries or the offering of the Units, without the prior consent of the Representatives.
(c)    No Other Prospectus. At any time at or after the execution of this Agreement, not to, directly or indirectly, offer or sell any Common Units by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Units, in each case other than the Pricing Disclosure Package and the Prospectus.
(d)    W-9. To deliver to the Representatives prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
(e)    No Stabilization or Manipulation. Not to take, directly or indirectly, any action constituting, or designed to or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.
7.    Reimbursement of Underwriters’ Expenses. If the Units are not delivered at the time of purchase or each additional time of purchase for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Western Gas Parties, jointly and severally (or the Selling Unitholder in the event the failure to deliver such Units is solely due to the default by the Selling Unitholder), shall, in addition to paying the amounts described in Section 5(o) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel; provided, however, that if this agreement is terminated because of the occurrence of any event specified in clause (b) of the second paragraph of Section 9 (other than as specified in clause (b)(ii) thereof), the Western Gas Parties shall not be obligated to reimburse the Underwriters for any expenses specified in this Section 7.
8.    Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Western Gas Parties and the Selling Unitholder on the date hereof, at the time of purchase and at each additional time of purchase, to the performance by the Western Gas Parties and the Selling Unitholder of their obligations hereunder and to the following additional conditions precedent:
(a)    Filing of Prospectus. The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission;

any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.
(b)    No Untrue Statement of Fact. The Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, does not contain an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or does not omit to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein not misleading.
(c)    Due Authorization and Execution. All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership and the Selling Unitholder shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
(d)    Opinion of Counsel for the Company and the Selling Stockholder. The Partnership and the Selling Unitholder shall have furnished to the Representatives at the time of purchase and at each additional time of purchase an opinion of Vinson & Elkins L.L.P., counsel for the Partnership and the Selling Unitholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives, each substantially in form set forth in Exhibit B hereto.
(e)    KPMG Comfort Letter. At the time of execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
(f)    Bring-Down Comfort Letter. With respect to the letter or letters of KPMG referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of KPMG, addressed to the

Underwriters and dated the date of the time of purchase and each additional time of purchase, if any, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.
(g)    Opinion of Counsel for the Underwriters. The Representatives shall have received at the time of purchase and at each additional time of purchase the favorable opinion of Latham & Watkins LLP, counsel for the Underwriters, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.
(h)    Compliance with Securities Laws. Prior to and at the time of purchase and each additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings shall have been initiated under Section 8(d) or 8(e) of the Securities Act; (ii) neither the Registration Statement nor any amendment thereto shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) neither the most recent Preliminary Prospectus nor the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) neither the Pricing Disclosure Package nor any amendment or supplement thereto shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) no Permitted Free Writing Prospectus shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
(i)    No Material Adverse Change. Between the time of execution of this Agreement and the later of the time of purchase and each additional time of purchase, (i) no material adverse change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of the Partnership Entities, taken as a whole, shall have occurred or become known and (ii) no transaction which is material and adverse to the Partnership Entities, taken as a whole, shall have been entered into by any of the Partnership Entities or become probable, the effect of which is, in the judgment of the Representatives, so material or adverse as to make it impracticable or inadvisable to proceed with the Offering or the delivery of the Units as contemplated by the Prospectus.
(j)    No Governmental Order. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the time of purchase or any additional time of purchase, if any, prevent the sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the time of purchase or any additional time of purchase which would prevent the sale of the Units.
(k)    Officers’ Certificate. The Partnership shall have delivered to the Representatives at the time of purchase and at each additional time of purchase a certificate of the Chief Executive Officer and Chief Financial Officer of the General Partner, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit C hereto.
(l)    Selling Unitholder Certificate. The Selling Unitholder shall have delivered to the Representatives at the time of purchase and at each additional time of purchase a certificate, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.
(m)    Other Documentation. The Partnership Entities and the Selling Unitholder shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and each additional time of purchase as the Representatives may reasonably request.
(n)    Listing on NYSE. The Units shall have been approved for listing on the NYSE.
(o)    Lock-Up Agreements. The Lock-Up Agreements between the Representatives and the persons listed on Exhibit A-1, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on the time of purchase or an additional time of purchase, if any, except to the extent waived, released, suspended or terminated in writing by the Representatives.
9.    Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (a) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package, the Prospectus and any Permitted Free Writing Prospectus, there has been any change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of any Partnership Entity, the effect of which change or development on the Partnership Entities, taken as a whole, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the Offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package, the Prospectus and each Permitted Free Writing Prospectus, (b) since the time of execution of this Agreement, there shall have occurred (i) a suspension or material limitation in trading in securities generally on the NYSE or the NASDAQ; (ii) a suspension or material limitation in trading in the Partnership’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, and, in the case of clause (iv) or (v), the effect of any such event, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the Offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package, the Prospectus and each Permitted Free Writing Prospectus, or (c) since the time of execution of this Agreement, there shall have occurred any downgrading in, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded to, any securities of or guaranteed by any Partnership Entity by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act.
If the Representatives elect to terminate this Agreement as provided in this Section 9, the Partnership, the Selling Unitholder and each other Underwriter shall be notified promptly in writing.
If the sale to the Underwriters of the Units, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Partnership Entities or the Selling Unitholder shall be unable to comply with any of the terms of this Agreement, the Western Gas Parties and the Selling Unitholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(o), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Western Gas Parties or the Selling Unitholder under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.
10.    Increase in Underwriters’ Commitments. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Units to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Units that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Units, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Units they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Units agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Units shall be taken up and paid for by such non-

defaulting Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Units shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Units set forth opposite the names of such non-defaulting Underwriters in Schedule A.
Without relieving any defaulting Underwriter of its obligations hereunder, the Selling Unitholder agrees with the non-defaulting Underwriters that it will not sell any Firm Units hereunder unless all of the Firm Units are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Selling Unitholder or selected by the Selling Unitholder with the approval of the Representatives).
If a new Underwriter or Underwriters are substituted by the Underwriters or by the Selling Unitholder for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Partnership or the Representatives shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
If the aggregate number of Firm Units that the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Units, and if neither the non-defaulting Underwriters nor the Selling Unitholder shall make arrangements within the five business day period stated above for the purchase of all the Firm Units that the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Selling Unitholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Selling Unitholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
11.    Indemnity and Contribution.
(a)    Each of the Western Gas Parties, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and agents, affiliates of such Underwriter who have, or who are alleged to have, participated in the distribution of the Units as underwriters, any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact that is contained in, and that is in conformity with the information specified in Section 12 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Partnership or in any Prospectus together with any combination of one or more Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectuses, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact that is contained in, and that is in conformity with the information specified in Section 12 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact included in any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus.
(b)    The Selling Unitholder agrees to indemnify, defend and hold harmless each of the Western Gas Parties and the Underwriters, their partners, directors, officers and agents, affiliates of such Underwriter who have, or who are alleged to have, participated in the distribution of the Units as underwriters, any person who controls any Underwriter or the Western Gas Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Western Gas Parties or any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact that is contained in, and that is in conformity with Selling Unitholder Information or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Partnership or in any Prospectus together with any combination of one or more Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with respect to such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectuses, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact that is contained in, and that is in conformity with Selling Unitholder Information or arises out of or is based upon any omission or alleged omission to state a material fact in such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading. The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the Units purchased under this Agreement received by the Selling Unitholder, after payment of underwriting discounts and commissions but before payment of offering expenses.
(c)    Each Underwriter severally agrees to indemnify, defend and hold harmless the Western Gas Parties and the Selling Unitholder, their directors, officers, agents, any person who controls the Western Gas Parties and the Selling Unitholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Western Gas Parties, the Selling Unitholder or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact that is contained in, and that is in conformity with the information specified in Section 12 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), or any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact that is contained in, and that is in conformity with the information specified in Section 12 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, a Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or a Permitted Free Writing Prospectus, or any omission or alleged omission to state a material fact in such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
(d)    If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against any of the Western Gas Parties, the Selling Unitholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b) or (c), respectively of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that, except as provided in Section 11(c), such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 11(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
(e)    If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsection (a) or (b) or (c) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Western Gas Parties and the Selling Unitholder on the one hand and the Underwriters on the other hand from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Western Gas Parties and the Selling Unitholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Western Gas Parties and the Selling Unitholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Western Gas Parties and the Selling Unitholder, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Units. The relative fault of the Western Gas Parties and the Selling Unitholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Western Gas Parties and the Selling Unitholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
(f)    The Western Gas Parties, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage that such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

(g)    The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Western Gas Parties and the Selling Unitholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers or agents, any affiliate of such Underwriter who has, or who is alleged to have, participated in the distribution of the Units as an underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Western Gas Parties or the Selling Unitholder, their directors, officers or agents or any person who controls the Western Gas Parties or the Selling Unitholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the delivery of the Units. The Western Gas Parties, the Selling Unitholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Western Gas Parties and the Selling Unitholder, against any of their officers or directors in connection with the sale of the Units, or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus.
12.    Information Furnished by the Underwriters. The concession figure appearing in the third paragraph under the caption “Underwriting” and the statements relating to stabilization by the Underwriters appearing in the thirteenth and fourteenth paragraphs under the caption “Underwriting” in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 11 hereof.
13.    Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
(a)    if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department, Fax: (866)-471-2526, and to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department.
(b)    if to the Western Gas Parties, shall be delivered or sent by mail or facsimile transmission to the offices of the Partnership at 1201 Lake Robbins Drive, The Woodlands, Texas 77380, Attention: Donald R. Sinclair, Chief Executive Officer.
(c)    if to the Selling Unitholder, shall be delivered or sent by mail or facsimile transmission to the offices of the Selling Unitholder at 1201 Lake Robbins Drive, The Woodlands, Texas 77380, Attention: Executive Vice President and Chief Financial Officer.
14.    Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15.    Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Western Gas Parties and the Selling Unitholder consent to the jurisdiction of such courts and personal service with respect thereto. The Western Gas Parties and the Selling Unitholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter, the Selling Unitholder and the Western Gas Parties (each on its own behalf and, to the extent permitted by applicable law, on behalf of its equity owners and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Western Gas Parties and the Selling Unitholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Western Gas Parties and the Selling Unitholder and may be enforced in any other courts to the jurisdiction of which the Western Gas Parties and the Selling Unitholder are or may be subject, by suit upon such judgment.
16.    Parties at Interest. The Agreement set forth herein has been and is made solely for the benefit of the Underwriters and the Western Gas Parties and to the extent provided in Section 11 hereof the controlling persons, affiliates, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
17.    No Fiduciary Relationship. The Western Gas Parties and the Selling Unitholder hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Units. The Western Gas Parties and the Selling Unitholder further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Partnership Entities the Selling Unitholder, their management, security holders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Units, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Partnership Entities and the Selling Unitholder, either in connection with the transactions contemplated by this Agreement or any matters relating to such transactions, and each Western Gas Party and the Selling Unitholder hereby confirms its understanding and agreement to that effect. The Western Gas Parties, the Selling Unitholder and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Partnership Entities and the Selling Unitholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Units, do not constitute advice or recommendations to the Partnership Entities or the Selling Unitholder. Each Partnership Entity and the Selling Unitholder hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Partnership Entities or the Selling Unitholder in connection with the transactions contemplated by this Agreement or any matters relating to such transactions.
18.    Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
19.    Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Selling Unitholder, the Western Gas Parties, their respective successors and assigns and any successor or assign of any substantial portion of any of the Western Gas Parties’, the Selling Unitholder’s or any of the Underwriters’ respective businesses and/or assets.
[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

If the foregoing correctly sets forth the understanding among the Western Gas Parties, the Selling Unitholder and the Representatives, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Western Gas Parties, the Selling Unitholder and the Representatives, severally.

Very truly yours,

WESTERN GAS EQUITY HOLDINGS, LLC

By: /s/ Benjamin M. Fink
Name: Benjamin M. Fink Title: Senior Vice President, Chief Financial Officer and Treasurer

WESTERN GAS EQUITY PARTNERS, LP

By: Western Gas Equity Holdings, LLC, its general partner

By: /s/ Benjamin M. Fink
Name: Benjamin M. Fink Title: Senior Vice President, Chief Financial Officer and Treasurer

Western Gas Equity Partners, LP
Signature Page to Underwriting Agreement

Very truly yours,

WESTERN GAS RESOURCES, INC.

By: /s/ Albert L. Richey
Name: Albert L. Richey Title: Senior Vice President and Treasurer

Western Gas Equity Partners, LP
Signature Page to Underwriting Agreement

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Underwriters name in Schedule A.
Goldman, Sachs & Co.

By:	/s/ Olympia McNerney Name: Olympia McNerney Title: Managing Director

Morgan Stanley & Co. LLC

By:	/s/ Daniel E. Welch Name: Daniel E. Welch Title: Vice President

Western Gas Equity Partners, LP
Signature Page to Underwriting Agreement

SCHEDULE A

Underwriters

Underwriter	Number of Firm Units

Goldman, Sachs & Co.	6,250,000
Morgan Stanley & Co. LLC	6,250,000
Total	12,500,000

Schedule A-1

SCHEDULE B-1
Permitted Free Writing Prospectuses
None.

Schedule B-1-1

SCHEDULE B-2
Information Included in the Pricing Disclosure Package
Number of Common Units offered to the public: 12,500,000

Public offering price: The public offering price is, as to each investor, the price discussed with such investor.

Number of Common Units subject to purchase at the option of the Underwriters: 1,875,000

Schedule B-2-1

SCHEDULE C

Jurisdictions of Foreign Qualification

Partnership Entity	Jurisdictions of Foreign Qualification

Western Gas Equity Holdings, LLC	Texas
Western Gas Equity Partners, LP	Arizona, Colorado, Kansas, New Mexico, Oklahoma, Texas, Utah, Wyoming
Western Gas Holdings, LLC	Arizona, Colorado, Kansas, New Mexico, Oklahoma, Texas, Utah, Wyoming
Western Gas Partners, LP	Arizona, Colorado, Kansas, New Mexico, Oklahoma, Texas, Utah, Wyoming
Operating Subsidiaries
Western Gas Operating, LLC	Arizona, Colorado, Kansas, New Mexico, Oklahoma, Texas, Utah, Wyoming
WGR Operating, LP	Arizona, Colorado, Kansas, New Mexico, Oklahoma, Pennsylvania, Texas, Utah, Wyoming
Anadarko Gathering Company, LLC	Kansas, Louisiana, Mississippi, Oklahoma, Texas, Utah
MIGC LLC	Colorado, Wyoming
Western Gas Wyoming, L.L.C.	None
Chipeta Processing LLC	Colorado, Utah
Kerr-McGee Gathering LLC	None
Anadarko Wattenberg Company, LLC	None
Mountain Gas Resources, LLC	Colorado, Texas, Utah, Wyoming
Mountain Gas Transportation, LLC	Colorado, Wyoming
GNB NGL Pipeline LLC	Colorado, Utah
Overland Trail Transmission, LLC	Wyoming
DBM Crude Services, LLC	New Mexico, Texas
DBM Pipeline, LLC	New Mexico, Texas
DBM Water Services, LLC	Colorado, Texas
Delaware Basin Express, LLC	Texas
Delaware Basin Midstream, LLC	New Mexico, Texas
Delaware Basin JV Gathering LLC	Texas
Springfield Pipeline LLC	None

Schedule C-1

EXHIBIT A
Form of Lock-Up Agreement

June 13, 2016

Goldman, Sachs & Co.
Morgan Stanley & Co. LLC

as Representatives of the several Underwriters,

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282

Ladies and Gentlemen:
This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Western Gas Equity Holdings, LLC, a Delaware limited liability company, Western Gas Equity Partners, LP, a Delaware limited partnership (the “Partnership”), Western Gas Resources, Inc., a Delaware corporation (the “Selling Unitholder”) and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering (the “Offering”) of common units representing limited partner interests in the Partnership (the “Common Units”). Capitalized terms used but not defined herein shall have the meanings given to them in the Underwriting Agreement.
In consideration of the execution of the Underwriting Agreement by you, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units, in each case owned by the undersigned on the date of execution of this Lock-Up Agreement or on the date of the completion of the Offering, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, in each case for a period of 45 days from the date of the Prospectus (the “Lock-Up Period”) without the prior written consent of the Representatives; provided, however, that with respect to the undersigned, the foregoing restrictions do not apply to (a) the registration of the sale of the Common Units as contemplated by the Underwriting Agreement and the sale of the Common Units to the Underwriters in the Offering, (b) bona fide gifts, provided that the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be

Exhibit A-1

bound by the terms of this Lock-Up Agreement, (d) as required or permitted by the Partnership’s benefit plans to reimburse or pay income tax in connection with the vesting of options, rights or warrants or (e) sales of Common Units by the undersigned pursuant to a trading plan under Rule 10b5-1 of the Exchange Act, in existence on the date hereof; provided that to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned, such announcement or filing shall include a statement to the effect that such transfer or sale of Common Units was made pursuant to an established trading plan under Rule 10b5-1 of the Exchange Act. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Units in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Units or any securities convertible into or exercisable or exchangeable for Common Units, or warrants or other rights to purchase Common Units or any such securities.
In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Partnership of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.
The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take any action constituting, or that was or is designed or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Common Units.
* * *
If (i) the Partnership or the Selling Unitholder notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name

Exhibit A-2

EXHIBIT A-1

List of Parties to Execute Lock-Up Agreements

Name	Position

1. Robert G. Gwin	Chairman of the Board
2. Donald R. Sinclair	President, Chief Executive Officer and Director
3. Benjamin M. Fink	Senior Vice President, Chief Financial Officer and Treasurer
4. Philip H. Peacock	Vice President, General Counsel and Corporate Secretary
5. Robert K. Reeves	Director
6. David J. Tudor	Director
7. Thomas R. Hix	Director
8. Craig W. Stewart	Director
9. Darrell E. Hollek	Director

Exhibit A-1-1

EXHIBIT B

Form of Opinion of Vinson & Elkins, L.L.P.

1.
Each Partnership Entity other than WGW and Kerr-McGee Gathering LLC (individually, a “Covered Partnership Entity”) is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware.

2.
Each Covered Partnership Entity is duly qualified to do business as a foreign limited partnership or limited liability company, as the case may be, in, and is in good standing under the laws of, each jurisdiction so identified on Schedule C to this Agreement.

3.
Each Covered Partnership Entity has all requisite entity power to own, lease and operate its respective properties and conduct its business, in each case in all material respects, as described in the Pricing Disclosure Package and the Prospectus. Each Western Gas Party has the limited partnership or limited liability company, as applicable, power and authority necessary to execute and deliver the Underwriting Agreement and perform its obligations under the Underwriting Agreement. The General Partner has the limited liability company power and authority necessary to act as the general partner of the Partnership.

4.	The Selling Unitholder is validly existing as a corporation and is in good standing under the laws of the State of Delaware.

5.
The Selling Unitholder has all requisite corporate power to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. All corporate action required to be taken by the Selling Unitholder for the execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement have been validly taken.

6.	The Underwriting Agreement has been duly authorized, executed and delivered by each of the Western Gas Parties and the Selling Unitholder.

7.
The Units to be sold to the Underwriters by the Selling Unitholder pursuant to the Underwriting Agreement, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

8.
Anadarko directly and indirectly owns of record all of the issued and outstanding shares of capital stock of the Selling Unitholder; Anadarko owns such shares of capital stock free and clear of all liens, charges, claims, encumbrances or other security interests (“Liens”), except (i) Liens arising under Anadarko’s debt instruments, or (ii) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Anadarko as debtor is on file in the office of the Secretary of State of the State of Delaware.

Exhibit B-1

9.
The Selling Unitholder owns all of the issued and outstanding membership interest in the General Partner; the Selling Unitholder owns such membership interest free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder as debtor is on file in the office of the Secretary of State of the State of Delaware.

10.
The General Partner is the sole general partner of the Partnership, with a non-economic general partner interest in the Partnership; the General Partner owns such general partner interest free and clear of all Liens (i) except for restrictions on transferability contained in the Partnership Agreement or as otherwise described in the Pricing Disclosure Package and the Prospectus, or (ii) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware.

11.
The Partnership is the sole member of WES GP, with a 100% membership interest in WES GP; the Partnership owns such membership interest free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware, except for any Liens established pursuant to that certain Revolving Credit Agreement, dated March 14, 2016, among the Partnership, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders and other agents party thereto.

12.
WES GP is the sole general partner of WES, with a 1.5% general partner interest in WES; WES GP owns such general partner interest free and clear of all Liens, (i) except for restrictions on transferability contained in the Partnership Agreement or as otherwise described in the Pricing Disclosure Package and the Prospectus, or (ii) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware.

13.
WES directly or indirectly owns of record all of the issued and outstanding partnership interests or membership interests, as applicable, in the Operating Subsidiaries other than Chipeta free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming WES, the Operating Partnership or Western Gas Operating, LLC, a Delaware limited liability company, as debtor is on file in the office of the Secretary of State of the State of Delaware.

14.
The Operating Partnership owns of record a 75% membership interest in Chipeta free and clear of all Liens (except for restrictions on transferability contained in Chipeta’s limited liability company agreement) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware.

15.
Except as described in the Pricing Disclosure Package or the Prospectus or pursuant to the Western Gas Equity Partners, LP 2012 Long-Term Incentive Plan, (a) there are no preemptive rights or other rights to subscribe for or purchase, nor any restriction upon the voting or

Exhibit B-2

transfer of, any equity securities of the Partnership and (b) the offering or sale of the Units as contemplated by the Underwriting Agreement does not give rise to any rights for or relating to the registration of any Units or other securities of the Partnership, other than those that have been waived, in each case pursuant to or under the formation, governing or other organizational documents of the Partnership, any material agreement or other instrument filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015, the Quarterly Report on Forms 10-Q for the quarterly period ended March 31, 2016, or any Current Report on Form 8-K filed subsequent to the latest filed Form 10-Q (collectively, the “Material Agreements”), or any law, rule or regulation of the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law.

16.
The Registration Statement became effective under the Act on January 15, 2014. To our knowledge, based solely upon such counsel’s review of the stop orders contained on the SEC’s website located at http://www.sec.gov/litigation/stoporders.shtml on the applicable Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the SEC. The filings of the Preliminary Prospectus and the Prospectus pursuant to Rule 424 under the Act were made in the manner and within the time period required by such Rule.

17.
No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) under the DGCL, Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law is required in connection with the offering or sale by the Selling Unitholder of the Units, or the execution, delivery and performance of the Underwriting Agreement by the Western Gas Parties and the Selling Unitholder, other than (a) such Consents required under state securities or “Blue Sky” laws, (b) such Consents that have been obtained or made and (c) filings with the SEC required in the performance by the Partnership of its obligations under Section 5 of the Underwriting Agreement.

18.
The offering and sale by the Selling Unitholder of the Units to be sold by it pursuant to the Underwriting Agreement, the execution, delivery and performance of the Underwriting Agreement by the Western Gas Parties and the Selling Unitholder, and the consummation by the Western Gas Parties and the Selling Unitholder of the transactions contemplated thereby does not and will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Partnership Entities or the Selling Unitholder pursuant to any Material Agreement, (B) result in any violation of the provisions of any formation, governing or other organizational documents of any of the Partnership Entities or the Selling Unitholder, as applicable, or (C) result in the violation of the DGCL, Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law (provided that such counsel need not express any opinion with respect to compliance with any state securities or federal or state antifraud law) or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority known to us, except, in the case of clauses (A) and (C) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect

Exhibit B-3

or a material adverse effect on the ability of any of the Western Gas Parties and the Selling Unitholder to consummate the transactions contemplated by the Underwriting Agreement.

19.
The Partnership is not, and after giving effect to the Offering and the application of the proceeds therefrom as described in the Pricing Disclosure Package and the Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

20.
The statements under the headings “Description of the Common Units,” “Our Cash Distribution Policy and Restrictions on Distributions,” “Provisions of Our Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement of Western Gas Equity Partners, LP” incorporated by reference into the Pricing Disclosure Package and the Prospectus from the registration statement on Form 8-A (File No. 001-35753) filed December 5, 2012 (the “Form 8-A”), insofar as they purport to summarize any agreement, statute or regulation or refer to statements of law or legal conclusions, are accurate and fair summaries in all material respects. The Common Units (including the Units) conform in all material respects to the descriptions thereof incorporated by reference from the Form 8-A into the Pricing Disclosure Package and the Prospectus under the headings “Description of the Common Units,” “Provisions of Our Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement of Western Gas Equity Partners, LP.”

21.	The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.
In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Entities and the Selling Unitholder, the independent public accountants of the Partnership, the Representatives and counsel for the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraph (20) of the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
(A)    each of the Registration Statement, as of the date of the Underwriting Agreement, and the Preliminary Prospectus, as of the date of the Preliminary Prospectus, appeared on its face to be appropriately responsive in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, except that such counsel need not express any view as to the antifraud provisions of the U.S. federal securities laws and the rules and regulations promulgated under such provisions,
(B)    the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

Exhibit B-4

(C)    the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(D)    the Prospectus, as of its date and on the applicable Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief with respect to (i) the financial statements and related schedules, including the notes thereto and independent registered public accountants’ reports thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (ii) any other financial or accounting information included or incorporated by reference in or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or any documents incorporated by reference.
In rendering such opinion, such counsel may (A) rely in respect of matters of fact, to the extent such counsel deems appropriate, upon representations of the Western Gas Parties and the Selling Unitholder set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and the Selling Unitholder and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the DGCL, the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law, (D) with respect to the opinions expressed in paragraph (2) and (4) above as to the due qualification or registration as a foreign corporation, limited partnership or limited liability company, as the case may be, of each of the Partnership Entities, state that such opinions are based upon certificates or other statements of foreign qualification or registration provided by the Secretary of State of the states listed on Schedule C hereto (each of which shall be dated as of a recent date and shall be provided to the Underwriters or their counsel), and (E) state that they express no opinion with respect to (i) any permits to own or operate any real property or (ii) foreign, state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the members of the General Partner may be subject.

Exhibit B-5

EXHIBIT C

Officers’ Certificate

June 17, 2016
Each of the undersigned, Donald R. Sinclair, President and Chief Executive Officer of Western Gas Equity Holdings, LLC, a Delaware limited liability company (the “General Partner”), which is the general partner of Western Gas Equity Partners, LP, a Delaware limited partnership (the “Partnership”), and Benjamin M. Fink, Senior Vice President, Chief Financial Officer and Treasurer of the General Partner, on behalf of the Partnership, does hereby certify pursuant to Section 8(k) of that certain Underwriting Agreement dated June 13, 2016 (the “Underwriting Agreement”) among the General Partner and the Partnership (collectively, the “Western Gas Parties”), Western Gas Resources, Inc., a Delaware corporation (the “Selling Unitholder”), and, on behalf of the several Underwriters named therein, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, that as of the date first set forth above:
1.    He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any.
2.    The representations and warranties of the Western Gas Parties as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
3.    The Western Gas Parties have performed all of their obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
4.    The conditions set forth in Section 8(h) of the Underwriting Agreement, have been met; provided, however, that no representation is made with respect to Selling Unitholder Information.
5.    From the time of execution of the Underwriting Agreement to and including the date hereof, no material adverse change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of the Partnership Entities, taken as a whole, has or have occurred.
6.    Each of (i) Latham & Watkins LLP and (ii) Vinson & Elkins L.L.P. is entitled to rely on this certificate in connection with the opinion such firm is rendering pursuant to Section 8 of the Underwriting Agreement.
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
[Signature page follows]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first set forth above.

Name: Donald R. Sinclair Title: President and Chief Executive Officer

Name: Benjamin M. Fink Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT D

Selling Unitholder Certificate

June 17, 2016
Each of the undersigned, Robert G. Gwin, Executive Vice President and Chief Financial Officer of Western Gas Resources, Inc., a Delaware corporation (the “Selling Unitholder”) and Robert K. Reeves, Executive Vice President, Law and Chief Administrative Officer of the Selling Unitholder, on behalf of the Selling Unitholder, does hereby certify pursuant to Section 8(l) of that certain Underwriting Agreement dated June 13, 2016 (the “Underwriting Agreement”) among Western Gas Equity Holdings, LLC, a Delaware limited liability company (the “General Partner”), Western Gas Equity Partners, LP, a Delaware limited partnership (the “Partnership”), the Selling Unitholder and, on behalf of the several Underwriters named therein, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, that as of the date first set forth above:

1.    Each has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any.
2.    The representations and warranties of the Selling Unitholder as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
3.    The Selling Unitholder has performed all of their obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
4.    The conditions set forth in Section 8(h) of the Underwriting Agreement, as they relate to Selling Unitholder Information, have been met.
5.    Each of (i) Latham & Watkins LLP and (ii) Vinson & Elkins L.L.P. is entitled to rely on this certificate in connection with the opinion such firm is rendering pursuant to Section 8 of the Underwriting Agreement.
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
[Signature page follows]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first set forth above.

Name: Albert L. Richey Title: Senior Vice President and Treasurer

Name: Robert K. Reeves Title: Executive Vice President, Law and Chief Administrative Officer